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                                                                   Exhibit 23.2



                        CONSENT OF DELOITTE & TOUCHE LLP


                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 33-64029 of Atrix Laboratories, Inc. on Form S-8 of our report dated February 6, 1998, appearing in the Annual Report on Form 10-K of Atrix Laboratories, Inc. for the year ended December 31, 1997.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
June 9, 1998